File No. 811-7217
                                                              File No. 33-55753

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

      Pre-Effective Amendment No.  ____
      Post-Effective Amendment No.   8

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

      Amendment No.     8

UNITED ASSET STRATEGY FUND, INC.

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                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas                         66202-4200

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    (Address of Principal Executive Office)                        (Zip Code)

Registrant's Telephone Number, including Area Code               (913) 236-2000

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Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217

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                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective

            _____ immediately upon filing pursuant to paragraph (b)
            _____ on (date) pursuant to paragraph (b)
            __X__ 60 days after filing pursuant to paragraph (a)(1)
            _____ on (date) pursuant to paragraph (a)(1)
            _____ 75 days after filing pursuant to paragraph (a)(2)
            _____ on (date) pursuant to paragraph (a)(2) of Rule 485
            _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                    DECLARATION REQUIRED BY RULE 24f-2(a)(1)

      The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). The Notice for the Registrant's fiscal year ending September 30, 1998 was filed on December 29, 1998.

The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.


United Asset Strategy Fund, Inc.


This Fund seeks high total return over the long term through investments in stocks, bonds and short-term instruments.

Prospectus
September 1, 1999

Table of Contents


AN OVERVIEW OF THE FUND........................................................3

PERFORMANCE....................................................................5

FEES AND EXPENSES..............................................................9

THE INVESTMENT PRINCIPLES OF THE FUND..........................................9

   Investment Goal,Principal Strategiesand Other Investments...................9
   Risk Considerations of Principal Strategies and Other Investments..........11

   Year 2000 and Euro Issues..................................................

YOUR ACCOUNT..................................................................13

   Choosing a Share Class.....................................................
      Sales Charge Reductions and Waivers.....................................
      Waivers for Certain Investors...........................................

   Ways to Set Up Your Account................................................19

   Buying Shares..............................................................21
   Minimum Investments........................................................23

   Adding to Your Account.....................................................23

   Selling Shares.............................................................24

   Telephone Transactions.....................................................

   Shareholder Services.......................................................28
      Personal Service........................................................28
      Reports.................................................................28
      Exchanges...............................................................28
      Automatic Transactionsfor Class A, B and CShareholders..................29

   Distributions and Taxes....................................................29
      Distributions...........................................................29
      Taxes...................................................................30

THE MANAGEMENT OF THE FUND....................................................32

   Portfolio Management.......................................................32

   Management Fee.............................................................32

FINANCIAL HIGHLIGHTS............................................................

An Overview of the Fund


Goal

United Asset Strategy Fund, Inc. (the "Fund") seeks high total return over the long term.

Principal Strategy

The Fund seeks to achieve its investment goal by allocating its assets among stocks (a blend of value of growth), bonds of any quality including junk bonds (rated BB and below by Standard and Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS")) and short-term instruments, both in the United States and abroad. The Fund can invest in securities of companies of any size. The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, changes the Fund's holdings based on the current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.


Mix
     Stocks 70%          Bonds 25%
     (can range          (can range
     from                from
     0-100%)             0-100%)

     Short-term 5%
     (can range from
     0-100%)


Principal Risks of Investing in the Fund


Because the Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's fixed-income securities to decline;

o    prepayment of higher-yielding bonds held by the Fund;

o the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

o adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

o the skill of WRIMCO in allocating the Fund's assets among different types of investments.


Market risk for small or medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management.

Additionally, stock of smaller companies may experience volatile trading and price fluctuations. Investments by the Fund in "junk bonds" are more susceptible to the risk of non-payment or default, and their prices may be more volatile, than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities; the Fund, however, intends to maintain a limited exposure to foreign holdings. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affective the foreign countries.


As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest


Asset allocation funds are designed for investors who want to diversify among stocks, bonds, and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you.

Performance


The chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the periods shown compare with those of a broad measure of market performance.

o The chart presents the annual total returns for Class A since these shares were first offered and shows how performance has varied from year to year.

o The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

o The table shows Class A and Class Y average annual returns and compares them to the market indicators listed. No performance information is provided for Class B or Class C shares since these classes had not commenced operations as of December 31, 1998.

o The chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                          Chart of Year-by-Year Returns
                         as of December 31 each year (%)



     1995*                             7.85%

     1996                              5.39%
     1997                             12.18%
     1998                              9.26%

     *For the period March 9, 1995 through December 31, 1995.


     In the period shown in the chart, the highest quarterly return was 11.92% (the second quarter of 1997) and the lowest quarterly return was -4.82% (the first quarter of 1997). The Fund's return for its Class A shares for
     the quarter ended June 30, 1999 was      %.

                          Average Annual Total Returns
                           as of December 31, 1998 (%)

                                                      Life of Class
                                          1 year    Class A* Class Y**
                                          ------    ------------------
Class A Shares of the Fund                 2.98%          7.40%
S&P 500 Composite Stock
     Price Index                          28.70%         29.63%
Salomon Brothers Broad

Investment Grade Debt                      8.71%          9.25%
Salomon Brothers Short-Term
     Index for 1-Month
     Certificates of Deposit               5.67%          5.72%
Lipper Flexible Portfolio
     Universe Average                     14.16%         17.63%

Class Y Shares of the Fund                 9.62%          8.11%
S&P 500 Composite Stock
     Price Index                          28.70%         28.10%
Salomon Brothers Broad
     Investment Grade Debt                 8.71%          8.11%
Salomon Brothers Short-Term
      Index for 1-Month
     Certificates of Deposit               5.67%          5.65%
Lipper Flexible Portfolio
     Universe Average                     14.16%         16.01%


The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.


* Because Class A commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the above indexes (including income) are not available, index performance is from March 31, 1995.

** Since September 27, 1995. Because Class Y commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, index performance is from September 30, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees                         Class A   Class B   Class C   Class Y
(fees paid directly from                 Shares    Shares    Shares    Shares
  your investment)                       ------    ------    ------    ------

Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of
     offering price)                      5.75%      None      None      None

Maximum Deferred
  Sales Charge (Load)(1)
  (as a percentage of
  amount invested)                         None        5%        1%      None

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

Management Fees                           0.70%     0.70%      0.70%    0.70%
Distribution and
  Service (12b-1) Fees(4)                 0.24%     1.00%      1.00%     None
Other Expenses                            0.69%     0.69%      0.69%    0.49%
Total Annual Fund Operating
  Expenses                                1.63%     2.39%      2.39%    1.19%

o Example: This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses

----------
(1) The contingent deferred sales charge which is imposed on redemption proceeds of Class B shares declines from 5% of the amount invested to 0% after 6 years. For Class C shares, a 1% contingent deferred sales charge applies to the proceeds of redemption of Class C shares held for less than 12 months.

(2) Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on the management fees and other Fund-level expenses of the Fund for the fiscal year ended September 30, 1998, and for Class B and Class C, the expenses attributable to each Class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(3)

(4) It is possible that long-term Class A, Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

     remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed
  at end of period:                 1 year     3 years     5 years     10 years
Class A shares                       $731       $1,055      $1,398      $2,365
Class B shares                       $642       $1,045         N/A         N/A
Class C shares                       $342       $  745         N/A         N/A
Class Y shares                       $121         $372        $641      $1,408

If shares are not redeemed
  at end of period:                 1 year     3 years     5 years     10 years
Class A shares                       $731       $1,055      $1,398      $2,365
Class B shares                       $242       $  745         N/A         N/A
Class C shares                       $242       $  745         N/A         N/A
Class Y shares                       $121       $  372      $  641      $1,408

The Investment Principles of the Fund

Investment Goal, and Principal Strategies and Other Investments


The Fund seeks high total return over the long term. The Fund seeks to achieve it goal by allocating its assets among a diversified portfolio of stocks, bonds, and short-term instruments. There is no guarantee that the Fund will achieve its goal.


Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments generally fluctuates based on changes in interest rates and in the credit quality of the issuer.


WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.


The Fund allocates its assets among the following classes, or types, of investments.

o The stock class includes equity securities of all types (including preferred stock), although WRIMCO typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.


o The bond class includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with maturities of more than three years (including adjustable rate preferred stocks). This class may include a significant amount of junk bonds, up to 35% of the Fund's total assets, which are rated BB and below by S&P and Ba and below by MIS.


o The short-term class includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

o Within each of these classes, the Fund may invest in both domestic and foreign securities.


The mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class, generally. The allowable range and approximate percentage of the mix for each asset class are listed below. Some types of investments, such as indexed securities, can fall into more than one asset class.


Mix                 Range
----------          ------
Stock
class               0-100%
70%
Bond
class               0-100%
25%
Short-term
class               0-100%
5%

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various areas when it decides to sell a security, such as an individual security's performance and/or if it's an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:

o money market instruments rated A-1 by S&P, or Prime 1 by MIS, or unrated securities judged by WRIMCO to be of equivalent quality; or

o    precious metals.


Although WRIMCO may seek to preserve appreciation in the Fund by taking a defensive position, doing so may reduce the potential for further appreciation.


WRIMCO may invest in and use other types of securities in seeking to achieve the Fund's goal. For example, the Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. You will find more information in the Statement of Additional Information ("SAI") about the Fund's permitted investments and strategies, as well as the restrictions that apply to them.

Risk Considerations of Principal Strategies and Other Investments

Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk.


o Market risk is the possibility of a change in the price of the security because of market factors, including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund will likely change as well.


o Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund may depend, for example, on the earnings performance of the issuer of stock held by the Fund. To the extent the Fund invests in debt securities, the financial risk of the Fund may also depend on the credit quality of the securities in which it invests.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally due to changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in allocating the Fund's assets. The Fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.

Certain types of the Fund's authorized investments and strategies (such as foreign securities, "junk bonds" and derivative instruments) involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.


The Fund may actively trade securities in seeking to achieve its goal. Active trading may increase transaction costs (which may reduce performance) and increase dividends paid by the Fund, which may increase your taxable income.

Year 2000 and Euro Issues

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund. Similarly, the companies and other issuers in which the Fund invests could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Fund.

Also, the Fund could be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

Your Account


Choosing a Share Class

This Prospectus offers four classes of shares for the Fund: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. For example, if you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below. Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make the future investment.

                  General comparison of Class A, B and C shares

Class A                     Class B                     Class C
-------                     -------                     -------
o  Initial sales            o  No initial sales         o  No initial sales
   charge                      charge                      charge

o  No deferred sales        o  Deferred sales           o  A 1% deferred
   charge                      charge on shares            sales charge on
                               you sell within             shares you sell
                               six years                   within one year

o  Maximum                  o  Distribution and         o  Distribution and
   distribution and            service (12b-1)             service (12b-1)
   service (12b-1)             fees of 1.00%               fees of 1.00%
   fees of 0.25%

                            o  Converts to Class        o  Does not convert
                               A shares in                 to Class A
                               eighth year, thus           shares, so annual
                               reducing future             expenses do not
                               annual expenses             decrease

                            o  An investment of         o  An investment of
                               $300,000 or more            $2,000,000 or
                               may be placed in            more will be
                               Class A shares              placed in Class A
                               due to a reduced            shares due to no
                               sales charge and            sales charge and
                               lower annual                lower annual
                               expenses.                   expenses.

Class A shares are subject to a sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

The Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each of its Class A, Class B and Class C shares. Under the Class A Plan, the Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing services to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing services to shareholders of that class and/or maintaining shareholders accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                          Sales
                         Sales           Charge
                        Charge             as
                          as             Approx.
                        Percent          Percent
                          of               of
Size of                Offering          Amount
Purchase                 Price          Invested
--------               --------          -------
Under
     $100,000            5.75%            6.10%

$100,000
     to less
     than
     $200,000            4.75             4.99

$200,000
     to less
     than
     $300,000            3.50             3.63

$300,000
     to less
     than
     $500,000            2.50             2.56

$500,000
     to less
     than
     $1,000,000          1.50             1.52

$1,000,000
     to less
     than
     $2,000,000          1.00             1.01

$2,000,000
     and over            0.00             0.00

Sales Charge Reductions and Waivers

     Lower sales charges are available by:

     o Combining additional purchases of Class A shares of any of the funds in the United Group, except shares of United Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the NAV of Class A shares already held ("Rights of Accumulation");

     o Grouping all purchases of Class A shares made during a thirteen-month period ("Letter of Intent"); and

     o    Grouping purchases by certain related persons.

Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

     Class A shares may be purchased at NAV by:

     o The Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

     o    Certain retirement plans and certain trusts for these persons; and

     o    A 401(k) plan having 100 or more eligible employees.

You will find more information in the SAI about sales charge reductions and waivers.

Class B shares are not subject to a sales charge when you buy them. However, you may pay a contingent deferred sales charge ("CDSC") if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class B shares will automatically convert to Class A shares in the eighth year.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.

                                                  Deferred
Date of                                            Sales
Redemption                                         Charge
----------                                         ------

within 1st calendar year                             5%

2nd full calendar year                               4%

3rd full calendar year                               3%

4th full calendar year                               3%

5th full calendar year                               2%

6th full calendar year                               1%

after 6th full calendar year                         0%

The CDSC will be applied to the total amount invested during a calendar year to acquire Class B shares or the value of the Class B shares redeemed, whichever is less. All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC.

Contingent Deferred Sales Charge. A CDSC may be assessed against your redemption amount and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B shares. The CDSC will not be imposed on Class B shares representing payment of dividends or distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B shares purchased during the CDSC period.

To keep your CDSC as low as possible, each time you place a request to redeem shares the Fund first redeems any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, the Fund will next redeem your Class B shares in the order they were purchased.

Unless instructed otherwise, the Fund, when requested to redeem a specific dollar amount, will redeem additional Class B shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

The CDSC will not apply in the following circumstances:

o redemptions of Class B shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), or a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

o redemptions of Class B shares purchased by current or retired directors of the Fund, or current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, registered representatives of Waddell &

     Reed, Inc., and by the members of immediate families of such persons.

o redemptions of Class B shares made pursuant to a shareholder's participation in any systematic withdrawal plan adopted for a Fund. (The Plan and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions the proceeds of which are reinvested in Class B shares of the Fund within thirty days after such redemption.

o    the exercise of certain exchange privileges.

o on redemptions effected pursuant to the Fund's right to liquidate a shareholder's Class B shares if the aggregate NAV of those shares is less than $500.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund or by a former shareholder of such investment company of Class B shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notices.

Class C shares are not subject to a sales charge when you buy them, but if you sell your Class C shares within 12 months of buying them, you will pay a 1% CDSC. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class C shares do not convert to any other class.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

o    participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Code , when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

o government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.


The different ways to set up (register) your account are listed below.


     Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement Plans

To shelter your retirement savings from taxes


Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.


o Individual Retirement Accounts (IRAs) allow an individual under 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

o IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

o Education IRAs are established for the benefit of a minor, with nondeductible contributions, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

o Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

o Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

o Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

o 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

o 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

o 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

-------------------------------------------------

Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.


To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

To purchase Class Y shares by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

You may also buy Class Y shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy Class Y shares.


The price to buy a share of the Fund, called the offering price, is calculated every business day.


The offering price of a share (price to buy one share of a particular class) is the Fund's net asset value ("NAV") per share of that class plus, for Class A shares, the sales charge shown in the table above.

In the calculation of the Fund's NAV:


o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded..


The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.


When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o    Orders are accepted only at the home office of Waddell & Reed, Inc.

o    All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.


o The Fund does not issue certificates representing Class B, C or Y shares of the Fund.

o If you purchase Class Y shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.


When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments


For Class A, B and C:


To Open an Account                                     $500

For certain exchanges                                  $100

For certain retirement accounts and accounts opened
with Automatic Investment Service                       $50

For certain retirement accounts and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates       $25

To Add to an Account

For certain exchanges                                  $100


For Automatic Investment Service                        $25

For Class Y:

To Open an Account

For a government entity or authority or for a corporation:

                                                        $10 million
                                                        (within
                                                        first
                                                        twelve
                                                        months)

For other
investors:                                              Any amount

To Add to An Account                                    Any amount



Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or


o a letter stating your account number, the account registration and the class of shares that you wish to purchase.

Mail to Waddell & Reed, Inc. at:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

If you purchase Class Y shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.


Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.


The redemption price (price to sell one share of a particular class) is the NAV per share of that class, subject to any CDSC applicable to Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:


o    the name on the account registration;

o    the Fund's name;

o    the Fund account number;


o    the dollar amount or number, and the class, of shares to be redeemed; and


o    any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                       Shawnee Mission, Kansas 66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465, or fax your request to 913-236-5044, and give your instructions to redeem Class Y shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office, subject to any applicable CDSC. Note the following:


o If more than one person owns the shares, each owner must sign the written request.

o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o If you purchased Class Y shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell Class Y shares when that firm (or its designee) has received your order. Your order will receive the Class Y NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Class Y shares at that day's price.


The Fund may require a signature guarantee in certain situations such as:

o    a redemption request made by a corporation, partnership or fiduciary;

o    a redemption request made by someone other than the owner of record; or

o    the check is made payable to someone other than the owner of record.


This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all your Fund shares if their aggregate NAV is less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.


You may reinvest without charge all or part of the amount of Class A shares you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of the Fund.

The deferred sales charge will not apply to the proceeds of Class B shares or Class C shares which are redeemed and then reinvested in Class B shares or Class C shares, as applicable, within thirty days after such redemption. You may do this only once as to Class B shares of the Fund and only once as to Class C shares of the Fund.

Payments of principal and interest on loans made pursuant to Waddell & Reed's 401(k) prototype plan may be reinvested without payment of a sales charge in Class A shares of any United Group fund in which the plan may invest.

                    Special Requirements for Selling Shares

Account Type                    Special Requirements

Individual or Joint Tenant    The written instructions must be
                              signed by all persons required to sign for transactions, exactly as their names appear on the account.

Sole Proprietorship           The written instructions must be
                              signed by the individual owner of the business.

UGMA, UTMA                    The custodian must sign the written
                              instructions indicating capacity as custodian.

Retirement Account            The written instructions must be signed
                              by a properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or Organization      At least one person authorized
                              by corporate resolution to act on the account must sign the written instructions.

Conservator, Guardian or      The written instructions must be signed by the
Other Fiduciary               person properly authorized by court order to act
                              in the particular fiduciary capacity.

Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:


o    obtain information about your accounts;

o    obtain price information about other funds in the United Group; or

o    request duplicate statements.


Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o    year-to-date statements (quarterly)


o    annual and semiannual reports to shareholders (every six months)


To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges


You may sell your shares and buy shares of the same class of other funds in the United Group without payment of additional sales charge if you buy Class A shares, or a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, the time period for the CDSC will continue to run. As well, exchanging Class Y shareholders may buy Class A shares of United Cash Management, Inc.


You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the

Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.


Automatic Transactions for Class A, B and C Shareholders


Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

                            Regular Investment Plans

Automatic Investment Service

To move money from your bank account to an existing Fund account

                  Minimum               Frequency
                  $25                   Monthly


Funds Plus Service

To move money from United Cash Management, Inc. to the Fund whether in the same or a different account


                  Minimum               Frequency
                  $100                  Monthly

Distributions and Taxes

Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Usually, the Fund distributes net investment income quarterly in March, June, September and December. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in shares of the same class, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than ten dollars. If the distribution is less than ten dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.


Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) may be taxable at different rates depending on how long the Fund held the assets generating the gains, but generally are taxed at a maximum rate of 20%.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. The Fund must withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for shareholders subject to backup withholding.


Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Class A Fund shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A Fund shares or acquire Class A shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.


State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund

Portfolio Management


The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since the inception of the company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


Michael L. Avery is primarily responsible for the management of the equity portion of the portfolio of the Fund. Mr. Avery has managed the equity portion of the Fund since January 1997. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1, 1994, has served as the director of research of WRIMCO since August 1987, and has been an employee of WRIMCO since June 1981.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the portfolio of the Fund. Mr. Vrabac has managed the fixed-income portion of the Fund since January 1997. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of Waddell & Reed Asset Management Company. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994, and was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.


The management fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Prior to June 30, 1999, the management fee of the Fund was calculated by adding a group fee to a specific fee. The specific fee was computed on the Fund's net asset value as of the close of business each day at the annual rate of .30 of 1% of its net assets. The group fee was determined on the basis of the combined net asset values of all the funds in the United Group and then allocated pro rata to the Fund based on its relative net assets at the annual rates shown in the following table:


Group Fee Rate

                                 Annual
Group Net                         Group
Asset Level                     Fee Rate
(all dollars                    For Each
in millions)                      Level
------------                    --------

From $0
     to $750                    .51 of 1%

From $750
     to $1,500                  .49 of 1%

From $1,500
     to $2,250                  .47 of 1%

From $2,250
     to $3,000                  .45 of 1%

From $3,000
     to $3,750                  .43 of 1%

From $3,750
     to $7,500                  .40 of 1%

From $7,500
     to $12,000                 .38 of 1%

Over $12,000                    .36 of 1%

     Management fees for the fiscal year ended September 30, 1998 were 0.69% of the Fund's average net assets.

Financial Highlights

The following information is to help you understand the financial performance of the Fund's Class A* and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1998 and the six months ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class A share outstanding throughout each period:

                                                                                                                     For the
                                          For the                                                                     period
                                              six                 For the fiscal year                                   from
                                           months                  ended September 30,                              3/9/95**
                                            ended             ----------------------------                           through
                                          3/31/99                1998              1997              1996            9/30/95
                                        ----------            ----------        ----------        ----------        ----------
Class A Per-Share Data
Net asset value,
   beginning of period ...........           $5.78                 $5.99             $5.24             $5.42             $5.00
                                        ----------            ----------        ----------        ----------        ----------
Income from investment operations:
   Net investment
      income .....................            0.05                  0.15              0.16              0.15              0.07
   Net realized and
      unrealized gain (loss)
      on investments .............            0.03                  0.28              0.74             (0.17)             0.40
                                        ----------            ----------        ----------        ----------        ----------
Total from investment
   operations ....................            0.08                  0.43              0.90             (0.02)             0.47
                                        ----------            ----------        ----------        ----------        ----------
Less distributions:
   From net investment
      income .....................           (0.06)                (0.17)            (0.15)            (0.15)            (0.05)
   From capital gains ............           (0.24)                (0.47)            (0.00)            (0.00)            (0.00)
   In excess of capital
      gains ......................           (0.00)                (0.00)            (0.00)            (0.01)            (0.00)
                                        ----------            ----------        ----------        ----------        ----------
Total distributions ..............           (0.30)                (0.64)            (0.15)            (0.16)            (0.05)
                                        ----------            ----------        ----------        ----------        ----------
Net asset value,
   end of period .................           $5.56                 $5.78             $5.99             $5.24             $5.42
                                        ==========            ==========        ==========        ==========        ==========
Class A Ratios/Supplemental Data
Total return*** ..................            1.51%                 7.89%            17.46%           -0.49%              9.42%
Net assets, end of period
   (000 omitted) .................         $35,963               $32,868           $28,221           $31,828           $22,248
Ratio of expenses to
   average net assets ............            1.70%****             1.62%             1.70%             1.68%             1.64%****

Ratio of net investment
   income to average net
   assets ........................            1.98%****             2.45%             2.87%             2.93%             3.71%****
Portfolio
   turnover rate .................           79.31%               230.09%           173.88%            91.06%             9.32%

* On September 12, 1995, Fund shares outstanding were designated class A shares. There were no Class B or Class C shares outstanding during the period shown.

**   Commencement of operations.

*** Total return calculated without taking into account the sales load deducted on an initial purchase.

**** Annualized.

For a Class Y share outstanding throughout each period:

                                           For the                                                                     For the
                                               six                  For the fiscal year                                 period
                                            months                  ended September 30,                          from 9/27/95*
                                             ended               -------------------------                             through
                                           3/31/99                 1998              1997             1996             9/30/95
                                           -------               -------           -------           -------           -------
Class Y Per-Share Data
Net asset value,
   beginning of period..............         $5.78                 $5.99             $5.24             $5.42             $5.41
                                           -------               -------           -------           -------           -------
Income from investment
   operations:
   Net investment
      income .......................          0.07                  0.16              0.17              0.16              0.00
   Net realized and
      unrealized gain
      (loss) on
      investments ..................          0.02                  0.29              0.75             (0.17)             0.01
                                           -------               -------           -------           -------           -------
Total from investment
   operations ......................          0.09                  0.45              0.92             (0.01)             0.01
                                           -------               -------           -------           -------           -------
Less distributions:
   From net investment
      income .......................         (0.07)                (0.19)            (0.17)            (0.16)            (0.00)
   From capital gains ..............         (0.24)                (0.47)            (0.00)            (0.00)            (0.00)
   In excess of
      capital gains ................         (0.00)                (0.00)            (0.00)            (0.01)            (0.00)
                                           -------               -------           -------           -------           -------
Total distributions ................         (0.31)                (0.66)            (0.17)            (0.17)            (0.00)
                                           -------               -------           -------           -------           -------
Net asset value,
   end of period ...................         $5.56                 $5.78             $5.99             $5.24             $5.42
                                           =======               =======           =======           =======           =======
Class Y Ratios/Supplemental Data
Total return .......................          1.67%                 8.26%            17.93%           -0.21%              0.18%
Net assets, end of
   period (000
   omitted) ........................          $244                  $243              $322              $330                $3
Ratio of expenses
   to average net
   assets ..........................          1.30%**               1.37%             1.28%             1.29%             0.00%
Ratio of net
   investment income
   to average net
   assets ..........................          2.37%**               2.79%             3.29%             3.43%             0.00%
Portfolio
   turnover rate ...................         79.31%               230.09%           173.88%            91.06%             9.32%***

*    Commencement of operations.

**   Annualized.

***  Rate is for the period from March 9, 1995 through September 30, 1995.

United Asset Strategy Fund, Inc.

Custodian                               Underwriter
     UMB Bank, n.a.                          Waddell & Reed, Inc.
     Kansas City, Missouri                   6300 Lamar Avenue
                                             P. O. Box 29217
Legal Counsel                                Shawnee Mission, Kansas
     Kirkpatrick & Lockhart LLP                   66201-9217
     1800 Massachusetts Avenue, N. W.        (913) 236-2000
     Washington, D. C. 20036                 (800) 366-5465

Independent Auditors                    Shareholder Servicing Agent
     Deloitte & Touche LLP                   Waddell & Reed
     1010 Grand Avenue                            Services Company
     Kansas City, Missouri                   6300 Lamar Avenue
          64106-2232                         P. O. Box 29217
                                             Shawnee Mission, Kansas
Investment Manager                                66201-9217
     Waddell & Reed Investment               (913) 236-2000
          Management Company                 (800) 366-5465
     6300 Lamar Avenue
     P. O. Box 29217                    Accounting Services Agent
     Shawnee Mission, Kansas                 Waddell & Reed
          66201-9217                              Services Company
     (913) 236-2000                          6300 Lamar Avenue
     (800) 366-5465                          P. O. Box 29217
                                             Shawnee Mission, Kansas
                                                  66201-9217
                                             (913) 236-2000
                                             (800) 366-5465

United Asset Strategy Fund, Inc.

You can get more information about the Fund in--


o its Statement of Additional Information (SAI) dated September 1, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission
     (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).


o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.


To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested at request@waddell.com.


Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is: 811-7217.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
800-366-5465



                                  NUP2017(9-99)

                        UNITED ASSET STRATEGY FUND, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                 (913) 236-2000
                                 (800) 366-5465


                                September 1, 1999


                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the United Asset Strategy Fund, Inc. (the "Fund") dated September 1, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                                TABLE OF CONTENTS


     Performance Information .................................................

     Investment Strategies, Policies and Practices............................

     Investment Management and Other Services ................................

     Purchase, Redemption and Pricing of Shares ..............................

     Directors and Officers ..................................................

     Payments to Shareholders ................................................

     Taxes ...................................................................

     Portfolio Transactions and Brokerage ....................................

     Other Information .......................................................

     Appendix A.............................................................__

     Financial Statements ....................................................

     United Asset Strategy Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on August 25, 1994.

                             PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return and/or performance information in advertisements and sales materials.

Total Return

     Total return is the overall change in the value of an investment over a given period of time. The Fund's average annual total return quotation is computed according to a standardized method prescribed by Securities and Exchange Commission ("SEC") rules. The average annual total return for the Fund for a specific period is found by taking a hypothetical $1,000 investment in Fund shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  = ERV

     Where :  P = $1,000 initial payment
              T = Average annual total return
              n = Number of years
            ERV = Ending redeemable value of the $1,000
                  investment for the periods shown.

     Non-standardized performance information may also be presented. For example, a Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


     The average annual total return quotations for Class A shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                       With          Without
                                                    Sales Load      Sales Load
                                                     Deducted        Deducted


One-year period from April 1, 1998
     to March 31, 1999:                                -3.58%           2.31%

Period from March 9, 1995* to
     March 31, 1999:                                    7.08%           8.65%
*Date of initial public offering


     Prior to September 12, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.


     The average annual total return quotations for Class Y shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One-year period from April 1, 1998 to
     March 31, 1999:                                    2.66%

Period from September 27, 1995* to
     March 31, 1999:                                    7.82%


*Commencement of operations.


     No performance information is provided for Class B or Class C shares since these Classes had not begun operations as of December 31, 1998.


     Calculation of cumulative total return is not subject to a prescribed formula. The cumulative total return for a class for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions of the class have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment in the class over the period.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

Asset Allocation

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO seeks to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers and currencies. Short-term instruments may include: corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting the Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency.

     WRIMCO intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns. As a temporary defensive measure, WRIMCO may invest up to all of the Fund's assets in (i) money market instruments rated A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Prime 1 by Moody's Investors Service, Inc. ("MIS"), or unrated securities judged by WRIMCO to be of equivalent quality, or (ii) precious metals.

Securities - General

     The Fund may invest in securities including common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short-term, particularly those of smaller companies. The Fund may invest in preferred stock that is rated by an established rating service or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     The Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by S&P and C by MIS). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security having that rating.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value that the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

     U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     The Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

     Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity of the CMO class.

     Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Indexed Securities

     The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

     Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks or as a separate asset class for purposes of the Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Foreign Securities and Currencies

     The Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are more recently developed receipts designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

     WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest a substantial portion of its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

     However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. These is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     The Fund may purchase and sell foreign currency and invest in foreign currency deposits, and may enter into forward currency contracts, as described in the Prospectus and this SAI. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies - Forward Currency Contracts" below.

     Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restriction on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.


     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale might be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments" below.


     Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. The Fund makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.


     Any securities loan that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the securities lent exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.


     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned, (ii) the investment of cash collateral, or (iii) voting rights.

     Repurchase Agreements

     A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase transactions in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays or expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended ("1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

     When-Issued and Delayed-Delivery Transactions

     The Fund may purchase securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When the Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

     Warrants and Rights

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying securities might be. They are also generally less liquid than an investment in the underlying shares.

     Investment Company Securities

     The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Precious Metals

     The ability of the Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to the Fund from such investments will be gains realized in sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. The Fund's direct investment in precious metals may be limited by tax considerations. See "Taxes" below for a more detailed discussion of the tax implications of investments in Precious Metals.

     Illiquid Investments

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Investments currently considered to be illiquid include:

      (i) repurchase agreements not terminable within seven days;

     (ii) securities for which market quotations are not readily available;

    (iii) securities involved in swap, cap, collar and floor transactions;

     (iv) bank deposits, unless they are payable on demand or within seven days after demand;

      (v) non-government stripped fixed-rate mortgage-backed securities;

     (vi) direct debt instruments;

    (vii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors; and

   (viii) over-the-counter ("OTC") options and their underlying collateral.

     The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Options, Futures and Other Strategies

     General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance the Fund's income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure as well as other risks of the Fund's investments that can affect fluctuation in its net asset value.

     Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.


     Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S.

residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.


     The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


     The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

     Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.


     The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.


     Borrowing

     The Fund may borrow money, but only from banks and for emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or
(2) more than 50% of the Fund's outstanding shares. The Fund may not:

      (i) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of such issuer;

     (ii) issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation;

    (iii) sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (a) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (b) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (c) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

     (iv) borrow money, except that the Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

      (v) underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;

     (vi) purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

    (vii) invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans);

   (viii) purchase or sell physical commodities, except that the Fund may purchase and sell precious metals for temporary defensive purposes; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; and


     (ix) make loans, except (a) by lending portfolio securities to the extent allowed, and in accordance with the requirements under the 1940 Act;
          (b) through the purchase of debt securities and other obligations consistent with its goal and its other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities; or


      (x) issue senior securities.

     The following investment limitations are not fundamental and may be changed by the Board of Directors without shareholder approval.

      (i) The Fund may not invest more than 35% of its total assets in debt securities rated below BBB by S&P or Baa by MIS and unrated securities judged by WRIMCO to be of equivalent quality.

     (ii) The Fund does not currently intend to invest in money market instruments rated below the highest rating category by S&P or MIS, judged by WRIMCO to be of equivalent quality; provided, however, that the Fund may invest in a money market instrument rated below the highest rating category by S&P or MIS if such instrument is subject to a letter of credit or similar unconditional credit enhancement that is rated A-1 by S&P or Prime 1 by MIS.

    (iii) Under normal conditions, the Fund intends to limit its investments in foreign securities to no more than 50% of total assets. The Fund currently intends to limit its investments in obligations of any single foreign government to less than 25% of its total assets.

     (iv) The Fund does not currently intend to purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

      (v) The Fund will not purchase any security while borrowings representing more than 5% of total assets are outstanding.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid and if, as a result of such purchase, the Fund does not have more than 10% of its total assets invested in such securities, or (b) purchase or retain securities issued by other open-end investment companies. Limitations
          (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger.

    (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities or indexed securities.

   (viii) The Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     (ix) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The portfolio turnover rate for the common stock portion of the Fund's portfolio for the fiscal year ended September 30, 1998, was 221.13%, while the rate for the remainder of the portfolio was 154.83%. The Fund's overall portfolio turnover was 230.09% for the fiscal year ended September 30, 1998 and 173.88% for the fiscal year ended September 30, 1997.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The Management Agreement permits WRIMCO or an affiliate of WRIMCO to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.


     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that Fund's inception, until January 8, 1992, when it assigned the Management Agreement for these Funds and all related investment management duties (and the related professional staff) to WRIMCO, subject to the authority of the fund's Board of Directors. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992. Waddell & Reed, Inc. serves as principal underwriter for the Fund and the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.


Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, as compensation for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid by the Fund to WRIMCO for the fiscal years ended September 30, 1998, 1997 and 1996 were $208,147, $205,329 and $218,333, respectively.

     The Fund accrues and pays this fee daily. For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid to the Fund.


     Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communication costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.


     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

               Average
            Net Asset Level                         Annual Fee
         (all dollars in millions)              Rate for Each Level
         -------------------------              --------------------
         From $     0 to $    10                     $      0
         From $    10 to $    25                     $ 10,000
         From $    25 to $    50                     $ 20,000
         From $    50 to $   100                     $ 30,000
         From $   100 to $   200                     $ 40,000
         From $   200 to $   350                     $ 50,000
         From $   350 to $   550                     $ 60,000
         From $   550 to $   750                     $ 70,000
         From $   750 to $ 1,000                     $ 85,000
              $1,000 and Over                        $100,000

     The fees paid to the agent for accounting services for the fiscal years ended September 30, 1998, 1997 and 1996 were $20,000, $20,000 and $19,167, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for the accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an Underwriting Agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter. Waddell & Reed, Inc. offers and sells the Fund's shares on a continuous basis. It is not required to sell any particular number of shares and thus sells shares only for purchase orders received. Under this Underwriting Agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectuses furnished to it by the Fund. The aggregate dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 1998, 1997 and 1996 were $215,190, $154,700 and $717,578, respectively. The amount retained by Waddell & Reed, Inc. for each period was $91,391, $67,976 and $310,660, respectively.


     No portion of the sales charge is reallowed to dealers. A major portion of the sales charge for Class A shares and the contingent deferred sales charge for Class B and Class C shares is paid to financial advisors and sales managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred charge.


     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.


     Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.


     Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A, Class B and Class C shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also contemplates that Waddell & Reed, Inc. may be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees and distribution fees in the amounts of $71,998 and $747, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended September 30, 1998. To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

     Under the Plans adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities describes with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of a class's shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class. Each Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Class A Plan was also approved by Waddell & Reed, Inc. as the sole shareholder of the affected shares of the Fund at the time.

     Among other things, each Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for the Fund is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.


     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of March 31, 1999, which is the most recent balance sheet included in this SAI, was as follows:

     Net  asset value per Class A share
       (Class A net assets divided by Class A shares
       outstanding) .................................................    $5.56
     Add:  selling commission (5.75% of offering
       price) .......................................................      .34
                                                                         -----
     Maximum offering price per Class A share
       (Class A net asset value divided by 94.25%)...................    $5.90
                                                                         =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge described in the Prospectus. The offering price of a Class B, Class C or a Class Y share is its net asset value next determined following acceptance of a purchase order.


     The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc., the Fund's underwriter, receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the Fund's assets and the number of shares outstanding changes every business day.

     The securities in the portfolio of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price which is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

     When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of the trading of the regular session of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments


     For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates, or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares Only)

     Account Grouping

     For the purpose of taking advantage of the lower sales charges available for large purchases of Class A shares, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes purchases under the United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchases by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;


6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and


7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     All purchases of Class A shares made under a "qualified" plan -- either an employee benefit plan of an incorporated business or, for an unincorporated business, a Keogh plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer will be grouped. A "qualified" plan is established pursuant to Section 401 of the Code. All qualified plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example A:     Corporation X sets up a defined benefit plan; its subsidiary,
               Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

Example B:     H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example C:     H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above.

     Account grouping as described above is available under the following circumstances.

     One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

     Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.


     Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent. By signing a Letter of Intent form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Letter of Intent is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Letter of Intent is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Letter of Intent will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Letter of Intent, the investor's rights of accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

     A copy of the Letter of Intent signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Letter of Intent only if the contractual plan has been completed.

     The minimum initial investment under a Letter of Intent is 5% of the dollar amount which must be invested under the Letter of Intent. An amount equal to 5% of the purchase required under the Letter of Intent will be held "in escrow." If a purchaser does not, during the period covered by the Letter of Intent, invest the amount required to qualify for the reduced sales charge under the terms of the Letter of Intent, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Letter of Intent which is not completed will be collected by redeeming part of the shares purchased under the Letter of Intent and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Letter of Intent, the lower sales charge will apply.

     A Letter of Intent does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Letter of Intent.

     With respect to Letters of Intent for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Letter of Intent, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Letter of Intent will be deducted in computing the aggregate purchases under the Letter of Intent.

     Letters of Intent are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.


     Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividend on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases of Class A shares in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Employees" also includes individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

     Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Reinvestment Privilege


     The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount you redeem from the Fund by sending to the Fund the amount of Class A shares that you wish to reinvest. The amount you return will be reinvested in Class A shares at the net asset value next determined after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 30 days after your redemption request was received, and the Fund must be offering Class A shares of the Fund at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund; however, you do not use up this privilege by redeeming shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

     There is also a reinvestment privilege for Class B and Class C shares under which you may reinvest all or part of any amount of Class B or Class C shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting on Class B or Class C shares, as applicable. If Class B or Class C shares of the Fund are then being offered, you can put all or part of your redemption payment back into the Class B or Class C shares of the Fund at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption. You can do this only once as to Class B shares of the Fund and only once as to Class C shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming Class B or Class C shares to invest the proceeds at net asset value in a Keogh plan or an IRA.


Reasons for Differences in Public Offering Price of Class A shares


     As described herein and in the Prospectus for Class A shares, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.


     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Retirement Plans

     As described in the Class A Prospectus, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

     An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

     Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

     Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 15% of compensation, or $24,000, whichever is less, per year for each employee.

     Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Exchanges for Shares of Other Funds in the United Group

     Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in the United Group, you may exchange these shares and any shares acquired through payment of dividends or distributions from these shares for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange Class A shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) the shares of the fund you are exchanging from are subject to a full sales charge and a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares of a fund that are subject to a full sales charge and for which a sales charge was paid, or (iii) the shares were acquired from payment of dividends and distributions paid or shares subject to a full sales charge and for which a sales charge was paid. The shares you are exchanging may have been involved one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Class A shares of funds subject to a reduced sales charge (United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc.) may be exchanged for Class A shares of the Fund only if
(i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of the original purchase for at least six months.


     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service. You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

     Class B Share Exchanges

     You may exchange Class B shares of the Fund for Class B shares of other funds in the United Group without charge.

     The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of United Cash Management, Inc. automatically redeemed each month and invested in Class B shares of the Fund. The shares of United Cash Management, Inc. which you designate must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such service.

     Class C Share Exchanges

     You may exchange Class C shares of the Fund for Class C shares of other funds in the United Group without charge.

     The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of United Cash Management, Inc. automatically redeemed each month and invested in Class C shares of the Fund. The shares of United Cash Management, Inc. which you designate must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such service.


     Class Y Share Exchanges

     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

     General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time, upon notice in certain circumstances, and any such exchange may not be accepted.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed (other than on weekends and holidays) or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions, redemptions may be made in portfolio securities. Redemptions may be made in portfolio securities if the Fund's Board of Directors decides that conditions exist making cash payments undesirable. The securities would be valued at the value used in determining net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

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



Flexible Withdrawal Service For Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Class C shares purchased within the past year remain subject to the CDSC; however, Class B shares redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available from Waddell & Reed, Inc.

     To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the Funds in the United Group; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the offering price.


     You can choose to have your shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.


     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or income or return on your investment.

     You may at any time change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before the redemption is processed.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. The Board has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors is not affiliated with Waddell & Reed, Inc.

     The principal occupation during at least the past five years of each Director and officer of the Fund is given below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers but not Board members. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the Funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the Funds in the Fund Complex.

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


KEITH A. TUCKER*


     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.


JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615

     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116

     President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California 94025

     President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606

     First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma 73072

     General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977

     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*


     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.


HENRY J. HERRMANN*

     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158

     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118


     Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.


RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas 66208

     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112

     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113

     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217

     Retired. Date of birth: August 7, 1935.

Helge K. Lee

     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates. Date of birth: March 30, 1946.

Theodore W. Howard

     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Michael L. Avery

     Vice President of the Fund and three other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: September 15, 1953.

Daniel J. Vrabac

     Vice President of the Fund and two other funds in the Fund Complex; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: July 24, 1954.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of its manager, WRIMCO, are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex and elected a position as Director Emeritus.


     The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. During the Fund's fiscal year ended September 30, 1998, the Fund's Directors received the following fees for service as a director:


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


                               Compensation Table

                                                                   Total
                                             Aggregate         Compensation
                                           Compensation          From Fund
                                               From              and Fund
Director                                       Fund              Complex*
--------                                   ------------        ------------
Robert L. Hechler                               $ 0               $     0
Henry J. Herrmann                                 0                     0
Keith A. Tucker                                   0                     0
James M. Concannon                               76                56,000
John A. Dillingham                               76                56,000
David P. Gardner                                  0                     0
Linda K. Graves                                  76                56,000
Joseph Harroz, Jr.                                0                     0
John F. Hayes                                    76                56,000
Glendon E. Johnson                               75                55,000
William T. Morgan                                76                56,000
Ronald C. Reimer                                  0                     0
Frank J. Ross, Jr.                               76                56,000
Eleanor B. Schwartz                              76                56,000
Frederick Vogel III                              76                56,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.

Shareholdings


     As of, 1999, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of , 1999, regarding the ownership of the Fund's shares.


                                                   Shares owned
Name and Address                                   Beneficially
of Beneficial Owner                     Class      or of Record        Percent
-------------------                     -----      ------------        -------


Waddell & Reed
  Financial, Inc.                     Class Y                            %
Savings & Investment Plan
6300 Lamar Avenue
Overland Park KS 66201

Torchmark Corporation                 Class Y
Savings & Investment Plan
2001 Third Avenue South
Birmingham AL 35233


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


                            PAYMENTS TO SHAREHOLDERS

General

     There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends.


     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains. The Fund expects to have for its current taxable year tax loss carryforwards derived from its reorganization with United Gold & Government Fund, Inc., the Fund's use of which will be subject to certain limitations.


Choices You Have on Your Dividends and Distributions


     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, however, a total dividend and/or distribution amount less than ten dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid or (iii) you want cash for your dividends, however, a total dividend amount less than ten dollars will be automatically paid in shares of the Fund of the same class as that with respect to which it was paid and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Fund shares in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.


                                      TAXES

General

     The Fund has qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Investments in precious metals would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of precious metals and from other income that does not qualify under the Income Requirement or (2) held precious metals in such quantities that the Fund failed to satisfy the 50% Diversification Requirement for any quarter. The Fund intends to manage its portfolio so as to avoid failing to satisfy those requirements for these reasons.


     If the Fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before qualifying for RIC treatment.


     Dividends and distributions declared by the Fund in October, November or December of any year and payable to its shareholders of record on a date in one of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received, and gains realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder --that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gains -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gains were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gains or losses on the sale.

     Certain options, futures contracts and forward currency contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

     If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

Zero Coupon and Payment-in-Kind Securities


     The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Investment Management Agreement between the Fund and WRIMCO is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other Funds or advisory accounts with similar investment objectives. It can be anticipated that WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group, Target/United Funds, Inc. or Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each Fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other Funds and accounts over which WRIMCO has investment discretion.

     Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research and brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     The Fund may also use its brokerage to pay for pricing or quotation services to value securities. During the Fund's fiscal years ended September 30, 1998, 1997 and 1996, it paid brokerage commissions of $43,500, $45,466 and $54,643, respectively. This figure does not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

     During the Fund's fiscal year ended September 30, 1998, the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution totaled $16,639,319 on which $23,572 in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                                OTHER INFORMATION


     The Fund offers four classes of shares: Class A, Class B, Class C and Class
Y. Each class represents interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee; Class B and Class C are subject to a contingent deferred sales charge and to ongoing distribution and service fees; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.


     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

     Those shares held by Waddell & Reed, Inc. (as described below) will be voted in proportion to the voting instructions which are received on any matter. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Waddell & Reed, Inc.

Initial Investment and Organizational Expenses

     On February 23, 1995, Waddell & Reed, Inc. purchased for investment 20,000 shares of the Fund at a net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $48,800 have been advanced by Waddell & Reed, Inc. and are an obligation to be paid by the Fund. These expenses are being amortized over the 60-month period following the date of the initial public offering of the Fund's shares. In the event that all or part of Waddell & Reed, Inc.'s initial investment in the Fund's shares is redeemed prior to the full reimbursement of the organizational expenses, the Fund's obligation to make reimbursement will cease.

APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of preferred stock ratings

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS
Business Services - 3.69%
   Microsoft Corporation* .................................................            11,200              $ 1,003,450
   Teradyne, Inc.* ........................................................             6,100                  332,831
      Total ...............................................................                                  1,336,281

Chemicals and Allied Products - 10.07%
   Bristol-Myers Squibb Company ...........................................             9,300                  598,106
   du Pont (E.I.) de Nemours and Company ..................................             9,300                  539,981
   Forest Laboratories, Inc.* .............................................             6,900                  388,988
   Merck & Co., Inc. ......................................................             6,400                  513,200
   Pharmacia & Upjohn, Inc. ...............................................             6,600                  411,675
   Procter & Gamble Company (The) .........................................             5,900                  577,831
   Warner-Lambert Company .................................................             9,300                  615,544
      Total ...............................................................                                  3,645,325

Communication - 4.92%
   Bell Atlantic Corporation ..............................................             8,900                  460,019
   Clear Channel Communications, Inc.* ....................................             7,000                  469,437
   Cox Communications, Inc., Class A* .....................................             6,100                  461,313
   TCA Cable TV, Inc. .....................................................             9,000                  391,219
      Total ...............................................................                                  1,781,988

Eating and Drinking Places - 1.26%
   Wendy's International, Inc. ............................................            16,000                  455,000

Electronic and Other Electric Equipment - 6.43%
   Gemstar International Group Limited* ...................................             6,100                  458,263
   Analog Devices, Inc.* ..................................................            12,900                  383,775
   EchoStar Communications Corporation, Class A* ..........................             6,200                  505,300
   Intel Corporation ......................................................             5,300                  630,037
   Micron Technology, Inc.* ...............................................             7,300                  352,225
      Total ...............................................................                                  2,329,600

Fabricated Metal Products - 2.01%
   Fortune Brands, Inc. ...................................................            13,300                  514,544
   Newell Rubbermaid Inc. .................................................             4,500                  213,750
      Total ...............................................................                                    728,294

Food and Kindred Products - 1.44%
   Ralston-Ralston Purina Group ...........................................            19,500                  520,406

Industrial Machinery and Equipment - 2.12%
   Applied Materials, Inc.* ...............................................             6,500                  401,172
   Case Corporation .......................................................            14,500                  367,937
      Total ...............................................................                                    769,109


                See Notes to Schedule of Investments on page ___.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1999

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Instruments and Related Products - 4.56%
   Baxter International Inc. ..............................................             5,600              $   369,600
   Guidant Corporation ....................................................             6,600                  399,300
   KLA-Tencor Corporation* ................................................             6,600                  320,719
   Raytheon Company, Class B ..............................................             9,600                  562,800
      Total ...............................................................                                  1,652,419

Motion Pictures - 2.67%
   AT&T Corp. - Liberty Media Group, Class A* .............................             7,800                  410,475
   Time Warner Incorporated ...............................................             7,800                  554,288
      Total ...............................................................                                    964,763

Primary Metal Industries - 1.03%
   USX Corporation - U.S. Steel Group .....................................            15,800                  371,300

Stone, Clay and Glass Products - 1.44%
   Gentex Corporation* ....................................................            24,100                  519,656

Transportation by Air - 2.52%
   Northwest Airlines Corporation, Class A*................................            13,500                  375,047
   Southwest Airlines Co. .................................................            17,800                  538,450
      Total ...............................................................                                    913,497

Transportation Equipment - 4.15%
   Ford Motor Company .....................................................             6,300                  357,525
   General Motors Corporation .............................................             6,200                  538,625
   Newport News Shipbuilding Inc. .........................................            19,100                  605,231
      Total ...............................................................                                  1,501,381

Trucking and Warehousing - 1.38%
   CNF Transportation Inc. ................................................            13,200                  499,125

Wholesale Trade -- Durable Goods - 1.16%
   Johnson & Johnson ......................................................             4,500                  421,594

Wholesale Trade -- Nondurable Goods - 0.96%
   U.S. Foodservice* ......................................................             7,500                  348,750

TOTAL COMMON STOCKS - 51.81%                                                                               $18,758,488
   (Cost: $16,425,050)


                See Notes to Schedule of Investments on page ___.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1999

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                  Value
CORPORATE DEBT SECURITY - 1.29%
   Petroleos Mexicanos (Daily Adjusted
      Yield Securities (DAYS)),
      9.8569%, 7-15-2005 ..................................................            $  500              $   466,250
   (Cost: $462,500)

UNITED STATES GOVERNMENT SECURITIES Federal Home Loan Banks:
      6.2%, 2-27-2004 .....................................................               500                  499,960
      6.02%, 3-30-2006 ....................................................               500                  491,405
   United States Treasury:
      5.625%, 12-31-2002 ..................................................             6,250                6,340,812
      5.875%, 11-15-2005 ..................................................               350                  359,625
      6.125%, 8-15-2007 ...................................................             5,500                5,757,785
      5.625%, 5-15-2008 ...................................................             3,000                3,053,910

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 45.58%                                                                                     $16,503,497
   (Cost: $16,626,995)

TOTAL SHORT-TERM SECURITIES - 1.27%                                                                        $   461,000
   (Cost: $461,000)

TOTAL INVESTMENT SECURITIES - 99.95%                                                                       $36,189,235
   (Cost: $33,975,545)

CASH AND OTHER ASSETS, NET OF
   LIABILITIES - 0.05%                                                                                          18,264

NET ASSETS - 100.00%                                                                                       $36,207,499


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
   Investment securities -- at value
      (Notes 1 and 4) ........................................      $    36,189
   Receivables:
      Dividends and interest .................................              220
      Fund shares sold .......................................                7
   Unamortized organization expenses (Note 2) ................               10
   Prepaid insurance premium .................................                1
                                                                    -----------
        Total assets .........................................           36,427
                                                                    -----------
Liabilities
   Payable to Fund shareholders ..............................              116
   Due to custodian ..........................................               51
   Accrued transfer agency and dividend
      disbursing (Note 3) ....................................               13
   Organization expenses payable (Note 2) ....................               10
   Accrued service fee (Note 3) ..............................                7
   Accrued accounting services fee (Note 3) ..................                2
   Accrued distribution fee (Note 3) .........................                1
   Accrued management fee (Note 3) ...........................                1
   Other liabilities .........................................               19
                                                                    -----------
        Total liabilities ....................................              220
                                                                    -----------
           Total net assets ..................................      $    36,207
                                                                    ===========

Net Assets
   $0.01 par value capital stock
      Capital stock ..........................................      $        65
      Additional paid-in capital .............................           34,561
   Accumulated undistributed income (loss):
      Accumulated undistributed net investment
        loss .................................................               (3)
      Accumulated undistributed net realized loss on
        investment transactions ..............................             (630)
      Net unrealized appreciation in value of
        investments ..........................................            2,214
                                                                    -----------
        Net assets applicable to outstanding
           units of capital ..................................      $    36,207
                                                                    ===========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A ...................................................            $5.56
   Class Y ...................................................            $5.56
Capital shares outstanding
   Class A ...................................................            6,470
   Class Y ...................................................               44
Capital shares authorized ....................................        1,000,000


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 1999
(In Thousands)

Investment Income
   Income (Note 1B):
      Interest and amortization ...................................       $ 578
      Dividends ...................................................          66
                                                                          -----
        Total income ..............................................         644
                                                                          -----
   Expenses (Notes 2 and 3):
      Investment management fee ...................................         121
      Transfer agency and dividend disbursing - Class A ...........          51
      Service fee - Class A .......................................          40
      Registration fees ...........................................          19
      Accounting services fee .....................................          10
      Audit fees ..................................................           8
      Amortization of organization expenses .......................           5
      Distribution fee - Class A ..................................           5
      Custodian fees ..............................................           3
      Legal fees ..................................................           3
      Other .......................................................          32
                                                                          -----
        Total expenses ............................................         297
                                                                          -----
           Net investment income ..................................         347
                                                                          -----
Realized and Unrealized Gain (Loss) on
   Investments (Notes 1 and 4)
   Realized net loss on securities ................................        (554)
   Realized net loss on foreign currency
      transactions ................................................          (1)
                                                                          -----
      Realized net loss on investments ............................        (555)

   Unrealized appreciation in value of investments
      during the period ...........................................         739
                                                                          -----
        Net gain on investments ...................................         184
                                                                          -----
           Net increase in net assets resulting
              from operations .....................................       $ 531
                                                                          =====


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)

                                                                                For the six       For the fiscal
                                                                                months ended        year ended
                                                                                 March 31,         September 30,
                                                                                    1999               1998
                                                                                  --------           --------
Increase in Net Assets
   Operations:
      Net investment income ............................................          $    347           $    738
      Realized net gain (loss)
        on investments .................................................              (555)             2,284
      Unrealized appreciation
        (depreciation) .................................................               739               (751)
                                                                                  --------           --------
        Net increase in net assets
           resulting from operations ...................................               531              2,271
                                                                                  --------           --------
   Distributions to shareholders from (Note 1E):* Net investment income:
        Class A ........................................................              (375)              (833)
        Class Y ........................................................                (3)               (10)
      Realized gains on securities transactions:
        Class A ........................................................            (1,477)            (2,183)
        Class Y ........................................................               (10)               (28)
                                                                                  --------           --------
                                                                                    (1,865)            (3,054)
   Capital share transactions: .........................................              --                 --
      Proceeds from sale of shares:
        Class A (1,227,850 and 1,316,486
           shares, respectively) .......................................             6,898              7,660
        Class Y (29,331 and 14,599
           shares, respectively) .......................................               162                 85
      Proceeds from reinvestment of dividends
        and/or capital gains distribution:
        Class A (336,965 and 552,747
           shares, respectively) .......................................             1,841              2,995
        Class Y (2,423 and 7,024
           shares, respectively) .......................................                13                 38
      Payments for shares redeemed:
        Class A (776,464 and 901,720
           shares, respectively) .......................................            (4,319)            (5,234)
        Class Y (29,711 and 33,384
           shares, respectively) .......................................              (165)              (193)
                                                                                  --------           --------
           Net increase in net assets
              resulting from capital
              share transactions .......................................             4,430              5,351
                                                                                  --------           --------
              Total increase ...........................................             3,096              4,568
Net Assets
   Beginning of period .................................................            33,111             28,543
                                                                                  --------           --------
   End of period, including undistributed
      net investment income (loss) of $(3)
      and $29, respectively ............................................            36,207             33,111
                                                                                  ========           ========

                 *See "Financial Highlights" on pages ___ - ___.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                                                                 For the
                                          For the                                                                 period
                                              six                      For the fiscal year                          from
                                           months                      ended September 30,                       3/9/95*
                                            ended          --------------------------------------------          through
                                          3/31/99                1998             1997             1996          9/30/95
                                       ----------          ----------       ----------       ----------       ----------
Net asset value,
   beginning of period ...........     $     5.78          $     5.99       $     5.24       $     5.42       $     5.00
                                       ----------          ----------       ----------       ----------       ----------
Income from investment operations:
   Net investment
      income .....................           0.05                0.15             0.16             0.15             0.07
   Net realized and
      unrealized gain (loss)
      on investments .............           0.03                0.28             0.74            (0.17)            0.40
                                       ----------          ----------       ----------       ----------       ----------
Total from investment
   operations ....................           0.08                0.43             0.90            (0.02)            0.47
                                       ----------          ----------       ----------       ----------       ----------
Less distributions:
   From net investment
      income .....................          (0.06)              (0.17)           (0.15)           (0.15)           (0.05)
   From capital gains ............          (0.24)              (0.47)           (0.00)           (0.00)           (0.00)
   In excess of capital
      gains ......................          (0.00)              (0.00)           (0.00)           (0.01)           (0.00)
                                       ----------          ----------       ----------       ----------       ----------
Total distributions ..............          (0.30)              (0.64)           (0.15)           (0.16)           (0.05)
                                       ----------          ----------       ----------       ----------       ----------
Net asset value,
   end of period .................     $     5.56          $     5.78       $     5.99       $     5.24       $     5.42
                                       ==========          ==========       ==========       ==========       ==========
Total return** ...................           1.51%               7.89%           17.46%          -0.49%             9.42%
Net assets, end of period
   (000 omitted) .................       $ 35,963            $ 32,868         $ 28,221         $ 31,828         $ 22,248
Ratio of expenses to
   average net assets ............           1.70%***            1.62%            1.70%            1.68%            1.64%***
Ratio of net investment
   income to average net
   assets ........................           1.98%***            2.45%            2.87%            2.93%            3.71%***
Portfolio
   turnover rate .................          79.31%             230.09%          173.88%           91.06%            9.32%

  *Commencement of operations.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                          For the                                                                       For the
                                              six                           For the fiscal year                         period
                                           months                           ended September 30,                       from 9/27/95*
                                            ended              ---------------------------------------------            through
                                          3/31/99                 1998               1997               1996            9/30/95
                                          -------              -------            -------            -------            -------
Net asset value,
   beginning of period ...........        $  5.78              $  5.99            $  5.24            $  5.42            $  5.41
                                          -------              -------            -------            -------            -------
Income from investment
   operations:
   Net investment
      income .....................           0.07                 0.16               0.17               0.16               0.00
   Net realized and
      unrealized gain
      (loss) on
      investments ................           0.02                 0.29               0.75              (0.17)              0.01
                                          -------              -------            -------            -------            -------
Total from investment
   operations ....................           0.09                 0.45               0.92              (0.01)              0.01
                                          -------              -------            -------            -------            -------
Less distributions:
   From net investment
      income .....................          (0.07)               (0.19)             (0.17)             (0.16)             (0.00)
   From capital gains ............          (0.24)               (0.47)             (0.00)             (0.00)             (0.00)
   In excess of
      capital gains ..............          (0.00)               (0.00)             (0.00)             (0.01)             (0.00)
                                          -------              -------            -------            -------            -------
Total distributions ..............          (0.31)               (0.66)             (0.17)             (0.17)             (0.00)
                                          -------              -------            -------            -------            -------
Net asset value,
   end of period .................        $  5.56              $  5.78            $  5.99            $  5.24            $  5.42
                                          =======              =======            =======            =======            =======
Total return .....................           1.67%                8.26%             17.93%            -0.21%               0.18%
Net assets, end of
   period (000
   omitted) ......................          $ 244                $ 243              $ 322              $ 330              $   3
Ratio of expenses
   to average net
   assets ........................           1.30%**              1.37%              1.28%              1.29%              0.00%
Ratio of net
   investment income
   to average net
   assets ........................           2.37%**              2.79%              3.29%              3.43%              0.00%
Portfolio
   turnover rate .................          79.31%              230.09%            173.88%             91.06%              9.32%***

  *Commencement of operations.

 **Annualized.

***Rate is for the period from March 9, 1995 through September 30, 1995.


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering).

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering. In the event that all or a part of W&R's initial investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.5 billion of combined net assets at March 31, 1999) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion,
 .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

               Average
            Net Asset Level                           Annual Fee
      (all dollars in millions)                  Rate for Each Level
      -------------------------                  -------------------
         From $    0 to $   10                        $      0
         From $   10 to $   25                        $ 10,000
         From $   25 to $   50                        $ 20,000
         From $   50 to $  100                        $ 30,000
         From $  100 to $  200                        $ 40,000
         From $  200 to $  350                        $ 50,000
         From $  350 to $  550                        $ 60,000
         From $  550 to $  750                        $ 70,000
         From $  750 to $1,000                        $ 85,000
              $1,000 and Over                         $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $223,387, out of which W&R paid sales commissions of $128,498 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $668, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $26,751,029 while proceeds from maturities and sales aggregated $16,981,151. Purchases of short-term securities and U.S. Government securities aggregated $27,330,899 and $7,945,352, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $32,793,773 and $8,521,499, respectively.

     For Federal income tax purposes, cost of investments owned at March 31, 1999 was $33,975,545, resulting in net unrealized appreciation of $2,213,690, of which $2,623,128 related to appreciated securities and $409,438 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $2,287,537 during its fiscal year ended September 30, 1998, which has been distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     On September 12, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Asset Strategy Fund, Inc. (the "Fund") as of March 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the six-month period ended March 31, 1999 and for each of the four fiscal periods in the period ended September 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. as of March 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1998

                                                                                       Shares                 Value
COMMON STOCKS
Business Services - 0.90%
   Cerner Corporation* ....................................................            11,100              $   296,578

Chemicals and Allied Products - 7.34%
   Lilly (Eli) and Company ................................................             9,300                  728,306
   Merck & Co., Inc. ......................................................             2,700                  349,819
   Monsanto Company .......................................................            11,500                  648,312
   Warner-Lambert Company .................................................             9,300                  702,150
      Total ...............................................................                                  2,428,587

Communication - 3.29%
   Cox Communications, Inc., Class A* .....................................             6,100                  333,213
   MediaOne Group, Inc.* ..................................................             7,600                  337,725
   SBC Communications Inc. ................................................             9,450                  419,934
      Total ...............................................................                                  1,090,872

Electric, Gas and Sanitary Services - 3.34%
   Allied Waste Industries, Inc. New* .....................................            24,400                  571,112
   Duke Energy Corp. ......................................................             8,100                  536,119
      Total ...............................................................                                  1,107,231

General Merchandise Stores - 0.83%
   Wal-Mart Stores, Inc. ..................................................             5,000                  273,125

Health Services - 1.25%
   Quorum Health Group, Inc.* .............................................            10,000                  162,500
   Tenet Healthcare Corporation* ..........................................             8,700                  250,125
      Total ...............................................................                                    412,625

Instruments and Related Products - 1.07%
   Medtronic, Inc. ........................................................             6,100                  353,038

Metal Mining - 1.64%
   Barrick Gold Corporation ...............................................             9,450                  189,000
   Homestake Mining Company ...............................................            14,175                  171,872
   Newmont Mining Corporation .............................................             7,560                  183,330
      Total ...............................................................                                    544,202

Miscellaneous Retail - 0.86%
   Costco Companies, Inc.* ................................................             6,000                  284,250

Motion Pictures - 1.03%
   Time Warner Incorporated ...............................................             3,900                  341,494

Nondepository Institutions - 1.66%
   Fannie Mae .............................................................             8,600                  552,550


                See Notes to Schedule of Investments on page ___.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1998

                                                                                       Shares                 Value
COMMON STOCKS (Continued)
Real Estate - 1.06%
   ElderTrust .............................................................            24,100              $   352,462

TOTAL COMMON STOCKS - 24.27%                                                                               $ 8,037,014
   (Cost: $6,943,596)

                                                                                    Principal
                                                                                    Amount in
                                                                                    Thousands                 Value
CORPORATE DEBT SECURITY - 1.57%
Industrial Machinery and Equipment
   Tyco International Ltd.,
      6.5%, 11-1-2001 .....................................................            $  500              $   518,405
   (Cost: $495,988)

UNITED STATES GOVERNMENT SECURITIES Federal Home Loan Banks:
      6.38%, 4-29-2003 ....................................................               500                  500,545
      6.2%, 2-27-2004 .....................................................               500                  500,445
      6.225%, 2-27-2004 ...................................................               500                  502,345
      6.57%, 2-11-2005 ....................................................               500                  502,890
      6.245%, 9-22-2005 ...................................................               500                  502,580
      6.02%, 3-30-2006 ....................................................               500                  501,405
      6.75%, 2-5-2008 .....................................................               500                  502,655
      6.75%, 2-12-2008 ....................................................               500                  502,810
   Federal Home Loan Mortgage Corporation,
      6.5%, 2-15-2023 (Interest only) .....................................             5,000                  729,900
   United States Treasury:
      5.625%, 12-31-2002 ..................................................             7,250                7,603,438
      6.125%, 8-15-2007 ...................................................             5,000                5,596,850

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 54.20%                                                                                     $17,945,863
   (Cost: $17,586,413)

SHORT-TERM SECURITIES
Engineering and Management Services - 3.62%
   Halliburton Co.,
      5.52%, 10-16-98 .....................................................             1,200                1,197,240

Fabricated Metal Products - 5.69%
   Danaher Corporation,
      5.3438%, Master Note ................................................               389                  389,000
   Snap-On Inc.,
      5.51%, 10-15-98 .....................................................             1,500                1,496,786
      Total ...............................................................                                  1,885,786


                See Notes to Schedule of Investments on page ___.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1998

                                                                                    Principal
                                                                                    Amount in
                                                                                     Thousands                Value
SHORT-TERM SECURITIES (Continued)
Food and Kindred Products - 1.65%
   General Mills, Inc.,
      5.1988%, Master Note ................................................            $  547              $   547,000

Personal Services - 6.84%
   Block Financial Corp.,
      5.48%, 10-30-98 .....................................................             2,275                2,264,957

TOTAL SHORT-TERM SECURITIES - 17.80%                                                                       $ 5,894,983
   (Cost: $5,894,983)

TOTAL INVESTMENT SECURITIES - 97.84%                                                                       $32,396,265
   (Cost: $30,920,980)

CASH AND OTHER ASSETS, NET OF
   LIABILITIES - 2.16%                                                                                         714,386

NET ASSETS - 100.00%                                                                                       $33,110,651


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
   Investment securities -- at value
      (Notes 1 and 4) ........................................        $   32,396
   Cash ......................................................                 2
   Receivables:
      Investment securities sold .............................               430
      Dividends and interest .................................               227
      Fund shares sold .......................................               143
   Unamortized organization expenses (Note 2) ................                15
   Prepaid insurance premium .................................                 1
                                                                      ----------
        Total assets .........................................            33,214
                                                                      ----------
Liabilities
   Payable to Fund shareholders ..............................                70
   Organization expenses payable .............................                15
   Accrued transfer agency and dividend
      disbursing (Note 3) ....................................                 8
   Accrued service fee (Note 3) ..............................                 6
   Accrued accounting services fee (Note 3) ..................                 2
   Accrued management fee (Note 3) ...........................                 1
   Other liabilities .........................................                 1
                                                                      ----------
        Total liabilities ....................................               103
                                                                      ----------
           Total net assets ..................................        $   33,111
                                                                      ==========

Net Assets
   $0.01 par value capital stock
      Capital stock ..........................................        $       57
      Additional paid-in capital .............................            30,139
   Accumulated undistributed income:
      Accumulated undistributed net investment
        income ...............................................                29
      Accumulated undistributed net realized gain on
        investment transactions ..............................             1,411
      Net unrealized appreciation in value of
        investments ..........................................             1,475
                                                                      ----------
        Net assets applicable to outstanding
           units of capital ..................................        $   33,111
                                                                      ==========
Net asset value per share (net assets divided
   by shares outstanding)
   Class A ...................................................             $5.78
   Class Y ...................................................             $5.78
Capital shares outstanding
   Class A ...................................................             5,682
   Class Y ...................................................                42
Capital shares authorized ....................................         1,000,000

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
   Income (Note 1B):
      Interest and amortization ................................        $ 1,100
      Dividends ................................................            125
                                                                        -------
        Total income ...........................................          1,225
                                                                        -------
   Expenses (Notes 2 and 3):
      Investment management fee ................................            208
      Transfer agency and dividend disbursing - Class A ........             82
      Service fee - Class A ....................................             72
      Registration fees ........................................             29
      Accounting services fee ..................................             20
      Audit fees ...............................................             12
      Amortization of organization expenses ....................             10
      Custodian fees ...........................................              7
      Legal fees ...............................................              3
      Distribution fee - Class A ...............................              1
      Other ....................................................             43
                                                                        -------
        Total expenses .........................................            487
                                                                        -------
           Net investment income ...............................            738
                                                                        -------
Realized and Unrealized Gain (Loss) on
   Investments (Notes 1 and 4)
   Realized net gain on securities .............................          2,287
   Realized net loss on foreign currency
      transactions .............................................             (3)
                                                                        -------
      Realized net gain on investments .........................          2,284

   Unrealized depreciation in value of investments
      during the period ........................................           (751)
                                                                        -------
        Net gain on investments ................................          1,533
                                                                        -------
           Net increase in net assets resulting
              from operations ..................................        $ 2,271
                                                                        =======


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)

                                                                              For the fiscal year
                                                                              ended September 30,
                                                                             ---------------------
                                                                              1998          1997
                                                                            --------      --------
Increase (Decrease) in Net Assets
   Operations:
      Net investment income ...........................................     $    738      $    842
      Realized net gain on investments ................................        2,284         1,689
      Unrealized appreciation
        (depreciation) ................................................         (751)        2,056
                                                                            --------      --------
        Net increase in net assets
           resulting from operations ..................................        2,271         4,587
                                                                            --------      --------
   Distributions to shareholders from(Note 1E):* Net investment income:
        Class A .......................................................         (833)         (791)
        Class Y .......................................................          (10)          (11)
      Realized gains on securities transactions:
        Class A .......................................................       (2,183)         --
        Class Y .......................................................          (28)         --
                                                                            --------      --------
                                                                              (3,054)         (802)
Capital share transactions: ...........................................         --            --
      Proceeds from sale of shares:
        Class A (1,316,486 and 667,368
           shares, respectively) ......................................        7,660         3,651
        Class Y (14,599 and 33,050
           shares, respectively) ......................................           85           179
      Proceeds from reinvestment of dividends
        and/or capital gains distribution:
        Class A (552,747 and 143,389
           shares, respectively) ......................................        2,995           786
        Class Y (7,024 and 1,949
           shares, respectively) ......................................           38            11
      Payments for shares redeemed:
        Class A (901,720 and 2,170,564
           shares, respectively) ......................................       (5,234)      (11,786)
        Class Y (33,384 and 44,348
           shares, respectively) ......................................         (193)         (241)
                                                                            --------      --------
           Net increase (decrease) in net
              assets resulting from capital
              share transactions ......................................        5,351        (7,400)
                                                                            --------      --------
              Total increase (decrease) ...............................        4,568        (3,615)
Net Assets
   Beginning of period ................................................       28,543        32,158
                                                                            --------      --------
   End of period, including undistributed
      net investment income of $29
      and $137, respectively ..........................................     $ 33,111      $ 28,543
                                                                            ========      ========

                 *See "Financial Highlights" on pages ___ - ___.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                                                             For the
                                                                                              period
                                                    For the fiscal year                         from
                                                    ended September 30,                      3/9/95*
                                       --------------------------------------------          through
                                             1998             1997             1996          9/30/95
                                       ----------       ----------       ----------       ----------
Net asset value,
   beginning of period ...........     $     5.99       $     5.24       $     5.42       $     5.00
                                       ----------       ----------       ----------       ----------
Income from investment operations:
   Net investment
      income .....................           0.15             0.16             0.15             0.07
   Net realized and
      unrealized gain (loss)
      on investments .............           0.28             0.74            (0.17)            0.40
                                       ----------       ----------       ----------       ----------
Total from investment
   operations ....................           0.43             0.90            (0.02)            0.47
                                       ----------       ----------       ----------       ----------
Less distributions:
   From net investment
      income .....................          (0.17)           (0.15)           (0.15)           (0.05)
   From capital gains ............          (0.47)           (0.00)           (0.00)           (0.00)
   In excess of capital
      gains ......................          (0.00)           (0.00)           (0.01)           (0.00)
                                       ----------       ----------       ----------       ----------
Total distributions ..............          (0.64)           (0.15)           (0.16)           (0.05)
                                       ----------       ----------       ----------       ----------
Net asset value,
   end of period .................     $     5.78       $     5.99       $     5.24       $     5.42
                                       ==========       ==========       ==========       ==========
Total return** ...................           7.89%           17.46%          -0.49%             9.42%
Net assets, end of period
   (000 omitted) .................       $ 32,868         $ 28,221         $ 31,828         $ 22,248
Ratio of expenses to
   average net assets ............           1.62%            1.70%            1.68%            1.64%***
Ratio of net investment
   income to average net
   assets ........................           2.45%            2.87%            2.93%            3.71%***
Portfolio
   turnover rate .................         230.09%          173.88%           91.06%            9.32%

  *Commencement of operations.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:


                                                                         For the
                                       For the fiscal year                period
                                       ended September 30,            from 9/27/95*
                           --------------------------------------        through
                               1998           1997           1996        9/30/95
                           --------       --------       --------       --------
Net asset value,
   beginning of period     $   5.99       $   5.24       $   5.42       $   5.41
                           --------       --------       --------       --------
Income from investment
   operations:
   Net investment
      income .........         0.16           0.17           0.16           0.00
   Net realized and
      unrealized gain
      (loss) on
      investments ....         0.29           0.75          (0.17)          0.01
                           --------       --------       --------       --------
Total from investment
   operations ........         0.45           0.92          (0.01)          0.01
                           --------       --------       --------       --------
Less distributions:
   From net investment
      income .........        (0.19)         (0.17)         (0.16)         (0.00)
   From capital gains         (0.47)         (0.00)         (0.00)         (0.00)
   In excess of
      capital gains ..        (0.00)         (0.00)         (0.01)         (0.00)
                           --------       --------       --------       --------
Total distributions ..        (0.66)         (0.17)         (0.17)         (0.00)
                           --------       --------       --------       --------
Net asset value,
   end of period .....     $   5.78       $   5.99       $   5.24       $   5.42
                           ========       ========       ========       ========
Total return .........         8.26%         17.93%        -0.21%           0.18%
Net assets, end of
   period (000
   omitted) ..........       $  243         $  322         $  330         $    3
Ratio of expenses
   to average net
   assets ............         1.37%          1.28%          1.29%          0.00%
Ratio of net
   investment income
   to average net
   assets ............         2.79%          3.29%          3.43%          0.00%
Portfolio
   turnover rate .....       230.09%        173.88%         91.06%          9.32%**

  *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 1998, $3,615 was reclassified between accumulated undistributed net investment income and accumulated net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering).

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering. In the event that all or a part of W&R's initial investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

               Average
            Net Asset Level                       Annual Fee
      (all dollars in millions)               Rate for Each Level
      -------------------------               -------------------
         From $    0 to $   10                     $      0
         From $   10 to $   25                     $ 10,000
         From $   25 to $   50                     $ 20,000
         From $   50 to $  100                     $ 30,000
         From $  100 to $  200                     $ 40,000
         From $  200 to $  350                     $ 50,000
         From $  350 to $  550                     $ 60,000
         From $  550 to $  750                     $ 70,000
         From $  750 to $1,000                     $ 85,000
              $1,000 and Over                      $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $215,190, out of which W&R paid sales commissions of $123,799 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $1,037, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $30,915,964 while proceeds from maturities and sales aggregated $47,605,656. Purchases of short-term securities and U.S. Government securities aggregated $84,781,593 and $23,274,269, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $80,959,342 and $7,516,406, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1998 was $30,920,980, resulting in net unrealized appreciation of $1,475,285, of which $1,852,884 related to appreciated securities and $377,599 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $2,287,537 during its fiscal year ended September 30, 1998, of which a portion was paid to shareholders during the period ended September 30, 1998. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     On September 12, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Asset Strategy Fund, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION

23.   Exhibits:
      ---------

      (a) Articles of Incorporation filed by EDGAR on October 3, 1994 as EX-99.B1-asarticles to the initial Registration Statement on Form N-1A*

            Articles Supplementary filed by EDGAR on December 28, 1995 as EX-99.B1-asartsup to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A*

            Articles Supplementary attached hereto as EX-99.B(a)assuppbc

      (b)   Bylaws filed by EDGAR on December 27, 1996 as
            EX-99.B2-asbylaws to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

            Amendment to Bylaws attached hereto as EX-99.B(b)asbylaw2

      (c)   Not applicable

      (d) Investment Management Agreement filed by EDGAR on October 3, 1994 as EX-99.B5-ASIMA to the initial Registration Statement on Form N-1A*

            Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended, attached hereto as EX-99.B(d)asimafee

      (e) Underwriting Agreement filed by EDGAR on March 7, 1995 as EX-99.B6-asua to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

      (f)   Not applicable

      (g) Custodian Agreement, as amended, filed by EDGAR on December 1, 1998 as EX-99.B8-asca to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

      (h) Shareholder Servicing Agreement filed by Edgar on December 1, 1998 as EX-99.B9-asssa to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*

            Compensation table (Exhibit B) to the Shareholder Servicing Agreement, as amended, attached hereto as EX-99.B(h)asssacom

            Accounting Services Agreement filed by EDGAR on October 3, 1994 as EX-99.B9-ASASA to the initial Registration Statement on Form N-1A*

            Service Agreement filed by EDGAR on October 3, 1994 as EX-99.B9-ASSA to the initial Registration Statement on Form N-1A*

            Amendment to Service Agreement, filed by EDGAR on July 14, 1995 as EX-99.B9-assaam to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

            Fund NAV Application filed by EDGAR on March 7, 1995 as EX-99.B9-asnavapp to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

            Fund Class A Application, as amended, filed by EDGAR on May 30, 1997 as EX-99.B9-asappca to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A*

            Fund Class Y Application, filed by EDGAR on July 14, 1995 as EX-99.B9-ascyapp to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

            Class Y letter of understanding filed by EDGAR on December 27, 1996 as EX-99.B9-aslou to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*


      (i)   Opinion and Consent of Counsel attached hereto as EX-99.B(i)aslegopn


      (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B11-asconsnt

      (k)   Not applicable

      (l) Agreement with initial shareholder, Waddell & Reed, Inc. filed by EDGAR on March 7, 1995 as EX-99.B13-iniagr to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

      (m) Service Plan, as restated, filed by EDGAR on July 14, 1995 as EX-99.B15-assp to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

            Distribution and Service Plan for Class A shares filed by EDGAR on December 29, 1997 as EX-99.B15-asdsp to Post-Effective Amendment No. 6 to the Registration Statement on Form N1-A*

            Distribution and Service Plan for Class B shares attached hereto as EX-99.B(m)asdspb

            Distribution and Service Plan for Class C shares attached hereto as EX-99.B(m)asdspc

      (n)   Not applicable

      (o)   Multiple Class Plan, as amended, attached hereto as EX-99.B(o)-asmcp

24.   Persons Controlled by or under common control with Registrant
      -------------------------------------------------------------

      None

25.   Indemnification
      ---------------

      Reference is made to Article X of the Articles of Incorporation of Registrant filed by EDGAR on December 1, 1998 as EX-99.B1-charter to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A*, Article IX of the By-Laws filed by EDGAR on December 27, 1996 as EX-99.B2-asbylaws to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*; and to Article II of the Underwriting Agreement, filed by EDGAR on July 14, 1994 as EX-99.B6-asua to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A*, each of which provides indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

26.   Business and Other Connections of Investment Manager
      ----------------------------------------------------

      Waddell & Reed Investment Management Company is the Investment Manager of the Registrant under the terms of an Investment Management Agreement whereby it provides investment management services to the Registrant. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies as described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

      Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

      As to each director and officer of Waddell & Reed Investment Management Company, reference is made to Part A and Part B of this Registration Statement.

27.   Principal Underwriter
      ---------------------

      (a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

            United Funds, Inc.
            United International Growth Fund, Inc.
            United Continental Income Fund, Inc.
            United Vanguard Fund, Inc.
            United Municipal Bond Fund, Inc.
            United High Income Fund, Inc.
            United Cash Management, Inc.
            United Government Securities Fund, Inc.
            United New Concepts Fund, Inc.
            United Gold & Government Fund, Inc.
            United Municipal High Income Fund, Inc.
            United High Income Fund II, Inc.
            United Retirement Shares, Inc.
            Advantage I
            Advantage II
            Advantage Plus
            Waddell & Reed Funds, Inc.

      (b) The information contained in the underwriter's application on Form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

      (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.   Location of Accounts and Records
      --------------------------------

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.   Management Services
      -------------------

      There are no service contracts other than as discussed in Part A and B of this Registration Statement and listed in response to Items 23.(h) and 23.(m) hereof.

30.   Undertakings
      ------------
      Not applicable


---------------------------------

*Incorporated herein by reference

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, HELGE K. LEE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  May 19, 1999                             /s/Robert L. Hechler
                                                --------------------------
                                                Robert L. Hechler, President


/s/Keith A. Tucker                Chairman of the Board             May 19, 1999
----------------------                                              ------------
Keith A. Tucker


/s/Robert L. Hechler              President, Principal              May 19, 1999
----------------------            Financial Officer and             ------------
Robert L. Hechler                 Director


/s/Henry J. Herrmann              Vice President and                May 19, 1999
----------------------            Director                          ------------
Henry J. Herrmann

/s/Theodore W. Howard             Vice President, Treasurer         May 19, 1999
----------------------            and Principal Accounting          ------------
Theodore W. Howard                Officer


/s/James M. Concannon             Director                          May 19, 1999
----------------------                                              ------------
James M. Concannon


/s/John A. Dillingham             Director                          May 19, 1999
----------------------                                              ------------
John A. Dillingham


/s/David P. Gardner               Director                          May 19, 1999
----------------------                                              ------------
David P. Gardner


/s/Linda K. Graves                Director                          May 19, 1999
----------------------                                              ------------
Linda K. Graves


/s/Joseph Harroz, Jr.             Director                          May 19, 1999
----------------------                                              ------------
Joseph Harroz, Jr.


/s/John F. Hayes                  Director                          May 19, 1999
----------------------                                              ------------
John F. Hayes


/s/Glendon E. Johnson             Director                          May 19, 1999
----------------------                                              ------------
Glendon E. Johnson


/s/William T. Morgan              Director                          May 19, 1999
----------------------                                              ------------
William T. Morgan


/s/Ronald C. Reimer               Director                          May 19, 1999
----------------------                                              ------------
Ronald C. Reimer

/s/Frank J. Ross, Jr.             Director                          May 19, 1999
----------------------                                              ------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz            Director                          May 19, 1999
----------------------                                              ------------
Eleanor B. Schwartz


/s/Frederick Vogel III            Director                          May 19, 1999
----------------------                                              ------------
Frederick Vogel III



Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Assistant Secretary

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 2nd day of July, 1999.


                        UNITED ASSET STRATEGY FUND, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            ------------------------
                          Robert L. Hechler, President

      Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

      Signatures              Title
      ----------              -----
/s/Keith A. Tucker*           Chairman of the Board               July 2, 1999
----------------------                                            ------------
Keith A. Tucker


/s/Robert L. Hechler*         President, Principal                July 2, 1999
----------------------        Financial Officer and               ------------
Robert L. Hechler             Director


/s/Henry J. Herrmann*         Vice President and                  July 2, 1999
----------------------        Director                            ------------
Henry J. Herrmann


/s/Theodore W. Howard*        Vice President, Treasurer           July 2, 1999
----------------------        and Principal Accounting            ------------
Theodore W. Howard            Officer


/s/James M. Concannon*        Director                            July 2, 1999
----------------------                                            ------------
James M. Concannon


/s/John A. Dillingham*        Director                            July 2, 1999
----------------------                                            ------------
John A. Dillingham



/s/David P. Gardner*          Director                            July 2, 1999
----------------------                                            ------------
David P. Gardner


/s/Linda K. Graves*           Director                            July 2, 1999
----------------------                                            ------------
Linda K. Graves


/s/Joseph Harroz, Jr.*        Director                            July 2, 1999
----------------------                                            ------------
Joseph Harroz, Jr.


/s/John F. Hayes*             Director                            July 2, 1999
----------------------                                            ------------
John F. Hayes


/s/Glendon E. Johnson         Director                            July 2, 1999
----------------------                                            ------------
Glendon E. Johnson


/s/William T. Morgan*         Director                            July 2, 1999
----------------------                                            ------------
William T. Morgan


/s/Ronald C. Reimer*          Director                            July 2, 1999
----------------------                                            ------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.*        Director                            July 2, 1999
----------------------                                            ------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*        Director                            July 2, 1999
----------------------                                            ------------
Eleanor B. Schwartz


/s/Frederick Vogel III*       Director                            July 2, 1999
----------------------                                            ------------
Frederick Vogel III

*By
    Helge K. Lee
    Attorney-in-Fact

ATTEST:
   Kristen A. Richards
   Assistant Secretary